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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO

                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Summit Brokerage Services, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mark F. Caulfield, as Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Mark Caulfield
                                         --------------------------------
                                               Mark Caulfield
                                               Chief Financial Officer
                                               March 31, 2003